NORTHERN STATES FINANCIAL CORPORATION

EXHIBIT 32.1

Section 906 Certification

     We hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Northern States Financial Corporation on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Northern States Financial Corporation as of and for the periods covered by the Report.

Date: August 8, 2003	By:	Fred Abdula

Fred Abdula
Chairman of the Board of
Directors and President

Date: August 8, 2003	By:	/s/ Thomas M. Nemeth

Thomas M. Nemeth
Vice President and Treasurer

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